Impairment losses	12 Months Ended
Dec. 31, 2019
Disclosure Of Impairment Loss And Reversal Of Impairment Loss [Abstract]
Impairment losses
25.	Impairment losses

	2019	2018
Intangible assets (note 11)	$5,296	$142,609
Capital assets (note 9)	7,070	5,689
Option to purchase equipment	-	653
Investment in an associate (note 12)	-	1,182
Deferred revenue	-	(181)
	$12,366	$149,952

There were no impairment losses in 2017.

2019

During the year, the Company, headed by its new Chief Executive Officer, or CEO, has been evaluating its intellectual property and the related market opportunities in the context of the Company’s financial situation and has made further decisions about the areas the Company will or will not pursue.

One of these decisions is to no longer pursue further indications relating to the human-plasma protein plasminogen. As such, the Company decided it would retain sufficient staff to complete and resubmit a Biological License Application (“BLA”) for congenital plasminogen deficiency and to build ongoing manufacturing supply, but then it would cease all R&D activities in the plasma-derived therapeutics segment not relating to Ryplazim®. Because of this, the Company’s long-term production forecasts for plasminogen were reduced and it was decided that one of its planned manufacturing facilities and a technical transfer facility would no longer be required. The Company also intends to close its R&D facility in Rockville, MD by the end of 2020. Consequently, the capital and intangible assets in the Plasma-derived therapeutics segment that were no longer to be used as originally planned were reviewed for impairment and written-down to their net recoverable value determined as the fair value less cost of disposal using a market approach. The Company assessed the resale value of the property, plant and equipment, the licenses and patents, in their present condition, less cost of disposal and consequently, recorded an impairment of $7,070 and $4,535 on capital assets and intangible assets for the year ended December 31, 2019.

In reviewing its portfolio of compounds in the Small molecule therapeutics segment, the Company identified compounds that where not within the areas of fibrosis on which it intends to focus and evaluated the net recoverable value of those related patents as $nil, determined as the fair value less cost of disposal using a market approach. An impairment on intangible assets of $634 was recognized for the year ended December 31, 2019.

As a result of the bioseparations business sale, some intellectual property including patents retained by the company are no longer expected to be developed. The company evaluated the net recoverable value of those patents is $nil, using a fair value less cost of disposal using a market approach. An impairment on intangible assets of $127 was recognized for the year ended December 31, 2019.

2018

As a result of various events affecting the Company during 2018, including; 1) the delay of the commercial launch of Ryplazim® following the identification by the FDA of a number of changes required in the Chemistry, Manufacturing and Controls (“CMC”) section of the BLA submission for congenital plasminogen deficiency, 2) the Company’s limited financial resources since the fourth quarter of 2018, which significantly delayed manufacturing expansion plans and resulted in the Company focusing its resources on the resubmission of the Ryplazim® BLA; 3) the recognition of the larger than anticipated commercial opportunities for Ryplazim®, and 4) the change in executive leadership in December 2018, the Company modified its strategic plans during the fourth quarter to focus all available plasma-derived therapeutic segment resources on the manufacturing and development of Ryplazim®, for the treatment of congenital plasminogen deficiency and other indications.

These changes and their various impacts prompted Management to perform an impairment test of the IVIG cash generating unit, which includes assets such as the licenses held by NantPro and Prometic Biotherapeutics inc. amongst others, manufacturing equipment located at its Canadian manufacturing facilities and the CMO facility at December 31, 2018, and to review whether other assets pertaining to follow-on proteins might be impaired.

In regards to the IVIG CGU, the substantial work, time and investment required to complete a robust CMC package for IVIG prior to the BLA filing, the limited resources available to complete the CMC section and the reduction of the forecasted IVIG production capacity at all plants will significantly delay the commercialisation of IVIG compared to previous timelines and as a result, cash inflows beginning beyond 2023 were not considered in the determination of the value in use due to the inherent uncertainty in forecasting cash flows beyond a five year period. As a result, the value in use for the IVIG CGU was $nil. Management also evaluated the fair value less cost to sell and determined that this value would also approximate $nil.

Consequently, impairment losses for the carrying amounts of the NantPro license and a second license acquired in January 2018, giving the rights to use IVIG clinical data and the design plans for a plant with a production capacity in excess of current needs, of $141,025 and $1,584, respectively, were recorded.

The Company acquired an option to purchase equipment located in Europe in January 2018 whose purchase was settled by the issuance of common shares as described in note 19a. An impairment was subsequently recorded on the option to purchase equipment in the amount of $653 since the likelihood of exercising this option is low in view of the current manufacturing and production plans.

Finally, an impairment of $5,689 was recorded on IVIG production equipment, to reduce its value to the fair value less cost to sell. When performing the impairment test in the previous year, a pre-tax discount rate of 17.33% was used to calculate the value in use at November 30, 2017 equivalent to a post-tax discount rate of 11.87%.

Management also reviewed the carrying amount of its investment in ProThera, as this represents an investment in follow-on proteins the Company had acquired, since the resources for further advancement of these assets are currently limited due to the focus on Ryplazim®.

The uncertainty of future cash flows for product candidates that have not yet commenced phase 1 trials was an important consideration is making these estimates. As a result, the Company recorded an impairment on its investment in an associate of $1,182 and the fair value of the investment in convertible debt was also reduced to $nil. The value in use and the fair value less cost to sell of the investment in an associate were estimated to approximate $nil, as was the fair value of the convertible debt.